UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2020 (April 21, 2020)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	45-4478978 (I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor, New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 454-4500
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class None	Trading Symbol(s) None	Name of each exchange on which registered None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Background
On April 22, 2020, RREEF Property Trust, Inc. (the “Company”) filed with the Maryland State Department of Assessments and Taxation Articles Supplementary (the “Articles Supplementary”) to the Company’s Second Articles of Restatement (the “Charter”) to reclassify (i) 100,000,000 authorized but unissued Class A shares of common stock (“Class A Shares”) and 100,000,000 authorized but unissued Class N shares of common stock (“Class N Shares”) as Class S shares of common stock (“Class S Shares”), (ii) 55,000,000 authorized but unissued Class A Shares and 95,000,000 authorized but unissued Class T shares of common stock (“Class T Shares”) as Class T2 shares of common stock (“Class T2 Shares”), (iii) 50,000,000 authorized but unissued Class N Shares and 150,000,000 authorized but unissued Class T Shares as Class M-I shares of common stock (“Class M-I Shares”) and (iv) 5,000,000 authorized but unissued Class D shares of common stock (“Class D Shares”) as Class Z shares of common stock (“Class Z Shares”). In connection with the filing of the Articles Supplementary, the Company took the actions described in this Current Report on Form 8-K.
Item 1.01 Entry into Material Definitive Agreement
Amended and Restated Dealer Manager Agreement
On April 21, 2020, the Company entered into the second amended and restated dealer manager agreement (the “Dealer Manager Agreement”) with RREEF Property Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), and DWS Distributors, Inc. (the “Dealer Manager”), the Company’s dealer manager and an affiliate of RREEF America L.L.C., the Company’s external advisor (the “Advisor”). The Dealer Manager Agreement governs the distribution by the Dealer Manager in the Company’s continuous public offering (the “Offering”) of the Class A Shares, Class I shares of common stock (“Class I Shares”), Class N Shares and Class T Shares and, at such time as they become registered with the U. S. Securities and Exchange Commission and available for distribution, the Class M-I Shares, Class S Shares, and Class T2 Shares.
The fees payable to the Dealer Manager with respect to the Class A Shares, Class I Shares and Class T Shares remain the same as in the previous dealer manager agreement. Subject to volume discounts and other special circumstances, the Company will pay the Dealer Manager up-front selling commissions of up to 3.0% of the net asset value (“NAV”) per Class S Share and Class T2 Share sold in the primary portion of the Offering. The Company will also pay the Dealer Manager an up-front dealer manager fee of 0.50% of the Company’s NAV per Class T2 Share sold in the primary portion of the Offering. The Company will not pay the Dealer Manager any selling commissions or dealer manager fees with respect to any Class M-I Shares issued in the primary portion of the Offering, nor any selling commissions or dealer manager fees with respect to any Class S Shares, Class M-I Shares or Class T2 Shares issued pursuant to the Company’s DRIP (as defined below). Subject to certain limits set forth in the Dealer Manager Agreement, the Company will also pay to the Dealer Manager a trailing distribution fee that is calculated each day equal to 1/365th of 0.85% of the Company’s NAV for each outstanding Class S Share and Class T2 Share for such day. The Company will reimburse the Dealer Manager for certain costs and expenses incurred by the Dealer Manager in connection with the Offering.
The Company or the Dealer Manager may terminate the Dealer Manager Agreement immediately upon written notice to the other party, subject to any applicable cure periods as described in the Dealer Manager Agreement.
The foregoing summary of the terms of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
Amended and Restated Advisory Agreement
On April 21, 2020, the Company entered into the second amended and restated advisory agreement (the “Advisory Agreement”) with the Operating Partnership and the Advisor. The Advisory Agreement updates as appropriate the terms of the previous advisory agreement to reflect the existence of the Company’s newly designated Class S Shares, Class M-I Shares, Class T2 Shares and Class Z Shares and to add certain provisions regarding the calculation of the performance component of the advisory fee, as described below.
As compensation for its services provided pursuant to the Advisory Agreement, the Company will pay the Advisor an advisory fee comprised of two separate components: (i) a fixed component in an amount equal to 1/365th of 1% of the NAV for each class of the Company’s common stock for each day, payable monthly in arrears; and (ii) a performance component calculated based on the total return of each class of the Company’s common stock in any calendar year (defined for each class of our common stock as the change in NAV per share for such class plus distributions per share for such class), payable annually in arrears.

The performance component with respect to Class A Shares, Class D Shares, Class I Shares, Class T Shares and Class Z Shares is calculated such that for any calendar year in which the aggregate total return per share for a particular class exceeds 6% per annum (the “Hurdle Amount”), the Advisor will receive up to 10% of the aggregate total return allocable to such classes with a Catch-Up (defined below) calculated as follows: first, if the total return for the applicable period exceeds the Hurdle Amount, 25% of such total return in excess of the Hurdle Amount (the “Excess Profits”) until the total return reaches 10% (the “Catch-Up”); and second, to the extent there are remaining Excess Profits, 10% of such remaining Excess Profits.
The performance component with respect to Class M-I Shares, Class S Shares and Class T2 Shares is calculated such that for any calendar year in which the aggregate total return per share for a particular class exceeds 5% per annum (the “Alternative Hurdle Amount”), the Advisor will receive up to 12.5% of the aggregate total return allocable to such classes with an Alternative Catch-Up (defined below) calculated as follows: first, if the total return for the applicable period exceeds the Alternative Hurdle Amount, 100% of such total return in excess of the Alternative Hurdle Amount (the “Alternative Excess Profits”) until the total return reaches 5.715% (the “Alternative Catch-Up”); and second, to the extent there are remaining Alternative Excess Profits, 12.5% of such remaining Alternative Excess Profits.
The foregoing summary of the Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Articles Supplementary
On April 22, 2020, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation. The Articles Supplementary (i) reclassified 100,000,000 authorized but unissued Class A Shares and 100,000,000 authorized but unissued Class N Shares as Class S Shares, (ii) reclassified 55,000,000 authorized but unissued Class A Shares and 95,000,000 authorized but unissued Class T Shares as Class T2 Shares, (iii) reclassified 50,000,000 authorized but unissued Class N Shares and 150,000,000 authorized but unissued Class T Shares as Class M-I Shares, (iv) reclassified 5,000,000 authorized but unissued Class D Shares as Class Z Shares and (v) fixed the preferences, rights, powers, restrictions, limitations, qualifications, terms and conditions of the newly designated Class S Shares, Class T2 Shares, Class M-I Shares and Class Z Shares. The Class S Shares and Class T2 Shares have a conversion feature whereby the shares will convert to Class M-I Shares in the future, including when the underwriting compensation paid with respect to Class S Shares or Class T2 Shares held in a stockholder’s account reaches 8.75% of the total gross offering price of all the Class S Shares or Class T2 Shares purchased over time for such account in an offering (including shares purchased via the DRIP). The Articles Supplementary became effective immediately upon filing.
Following the reclassification and designation of the Company’s common stock authorized by the Articles Supplementary, the Company has authority to issue a total of 1,000,000,000 shares of common stock, classified and designated as follows:

Common Stock	No. of Authorized Shares
Class A Common Shares	45,000,000
Class I Common Shares	200,000,000
Class D Common Shares	45,000,000
Class N Common Shares	150,000,000
Class T Common Shares	5,000,000
Class T2 Common Shares	150,000,000
Class S Common Shares	200,000,000
Class M-I Common Shares	200,000,000
Class Z Common Shares	5,000,000
Total	1,000,000,000
The Company also has the authority to issue a total of 50,000,000 shares of preferred stock.
The foregoing summary of the terms of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events
Amended and Restated Distribution Reinvestment Plan
The Company’s board of directors has adopted and approved the Company’s Third Amended and Restated Distribution Reinvestment Plan, effective as of April 29, 2020 (the “DRIP”), which supersedes and replaces the Company’s existing distribution reinvestment plan. Pursuant to the DRIP, any stockholder of the Company may elect to have the cash distributions declared and paid with respect to the Class A Shares, Class I Shares, Class D Shares, Class N Shares, Class M-I Shares, Class S Shares, Class T Shares or Class T2 Shares owned by the stockholder automatically reinvested in additional shares of the same class of the Company’s common stock. The per share purchase price for shares purchased pursuant to the DRIP will be equal to the Company’s NAV per share applicable to the class of shares being purchased, calculated as of the distribution date. A stockholder may terminate participation in the DRIP at any time, without penalty, by delivering written notice to the Company. The Company’s board of directors may by majority vote amend, suspend or terminate the DRIP, provided that notice of any material amendment, suspension or termination is sent to DRIP participants at least ten days prior to the effective date thereof and that the DRIP cannot be amended to eliminate a participant’s right to terminate participation in the DRIP.
The foregoing summary of the terms of the DRIP does not purport to be complete and is qualified in its entirety by reference to the DRIP, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Amendment to the Share Redemption Plan
The Company’s board of directors has approved an amendment to the Company’s share redemption plan (the “SRP”) in order to provide that stockholders of the Company who acquire Class M-I Shares, Class S Shares or Class T2 Shares may seek repurchase of such shares by the Company for cash at the NAV per share, respectively. All other terms and limitations in the SRP remain the same.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Second Amended and Restated Dealer Manager Agreement, dated as of April 21, 2020, by and among RREEF Property Trust, Inc., RREEF Property Operating Partnership, LP and DWS Distributors, Inc.
3.1	Articles Supplementary to the Second Articles of Restatement of RREEF Property Trust, Inc.
4.1	Third Amended and Restated Distribution Reinvestment Plan of RREEF Property Trust, Inc.
10.1	Second Amended and Restated Advisory Agreement, dated as of April 21, 2020, by and among the Company, RREEF Property Operating Partnership, LP and RREEF America L.L.C.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer

         Date: April 24, 2020